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                                                                   Exhibit 10.5

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of December 21, 2001, is by and among the parties identified as "PLEDGORS" on the signature pages hereto and such other parties as may become Pledgors hereunder after the date hereof (individually a "Pledgor", and collectively the "Pledgors") and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the "Collateral Agent") for the holders of the Secured Obligations referenced below.

                               W I T N E S S E T H

         WHEREAS, a $600 million credit facility has been established in favor of Loral SpaceCom Corporation, a Delaware corporation (the "Company"), pursuant to the terms of that Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, increased, extended, renewed or replaced, the "SpaceCom Credit Agreement") among the Company, as borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

         WHEREAS, a $494 million credit facility has been established in favor of Loral Satellite, Inc., a Delaware corporation ("Satellite") pursuant to the terms of that Credit Agreement dated as of November 17, 2000 (as amended, modified, extended, increased, renewed or replaced, the "Satellite Credit Agreement") among Satellite, as borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent; and

         WHEREAS, the Company has agreed to provide, and to cause its Domestic Subsidiaries to provide, a pledge of and security interest in substantially all of the personal property of the Company and its Domestic Subsidiaries, subject only to certain exceptions and qualifications identified herein and in the Collateral Documents, to secure the loans and obligations owing under both the SpaceCom Credit Agreement and the Satellite Credit Agreement as hereafter more particularly described;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. In addition, the following terms, which are defined in the UCC as in effect in the State of New York on the date hereof, are used herein as so defined: Accession, Financial Asset, Proceeds and Security. As used herein:

                  "Collateral Documents" means any and all security agreements, pledge agreements, deeds of trust, security deeds, mortgages or like instruments establishing or otherwise giving effect to the liens and security interests in the collateral, including UCC financing statements and notice filings in respect of intellectual property, in each case as amended and modified.

                  "Credit Agreement" means the SpaceCom Credit Agreement, or if the SpaceCom Credit Agreement has expired or been terminated and all amounts owing thereunder paid in full, the Satellite Credit Agreement.

                  "Credit Documents" means the SpaceCom Credit Documents and the Satellite Credit Documents.

                  "Event of Default" has the meaning provided in Section 8
         hereof.
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                  "Pledged Collateral" has the meaning provided in Section 2 hereof.

                  "Pledged Shares" has the meaning provided in Section 2 hereof.

                  "Satellite Credit Documents" means (i) the Satellite Credit Agreement, the notes issued thereunder and the other credit documents referenced therein relating thereto, as amended, modified, extended or replaced, and (ii) the Collateral Documents.

                  "Satellite Creditors" means the holders of the Satellite Indebtedness.

                  "Satellite Indebtedness" means all of the following, whether now or hereafter outstanding or incurred: (i) the principal of and interest (including interest accruing after commencement of a proceeding in bankruptcy, reorganization or insolvency, whether or not allowable as a claim) on the loans and obligations, and all other amounts (including, without limitation, all fees, indemnities, charges, expenses and other monetary obligations), owing from time to time under the Satellite Credit Agreement or any of the other Satellite Credit Documents; (ii) subject to Section 26 hereof, all guaranty obligations given in respect of the Satellite Indebtedness; and (iii) all renewals, extensions, refinancings, refundings, amendments and modifications of any of the foregoing Satellite Indebtedness, whether in whole or in part.

                  "Secured Obligations" means the SpaceCom Indebtedness and the Satellite Indebtedness.

                  "SpaceCom Credit Documents" means (i) the SpaceCom Credit Agreement, the notes issued thereunder and the other credit documents referenced therein relating thereto, as amended, modified, extended or replaced, (ii) the interest rate protection or foreign currency exchange agreements, the obligations under which constitute SpaceCom Indebtedness hereunder, and (iii) the Collateral Documents.

                  "SpaceCom Indebtedness" means all of the following, whether now or hereafter outstanding or incurred: (i) the principal of and interest (including interest accruing after commencement of a proceeding in bankruptcy, reorganization or insolvency, whether or not allowable as a claim) on the loans and obligations, and all other amounts (including, without limitation, all reimbursement obligations, fees, indemnities, charges, expenses and other monetary obligations), owing from time to time under the SpaceCom Credit Agreement and the other SpaceCom Credit Documents; (ii) subject to Section 26 hereof, the guaranty obligations of the guarantors under the SpaceCom Credit Agreement and the other SpaceCom Credit Documents; (iii) the obligations owing by the Company, or a subsidiary or affiliate of the Company, to any lender or affiliate of a lender under the SpaceCom Credit Agreement arising under any interest rate protection or foreign currency exchange agreement or any guaranty given in respect thereof; and (iv) all amendments, modifications, renewals, extensions, refinancings, refundings and restructurings of any of the foregoing SpaceCom Indebtedness, whether in whole or in part, and the agreements governing such SpaceCom Indebtedness; provided, however, that under no circumstances shall the obligations owing under the Collateral Documents to the lenders and the administrative agent under the Satellite Credit Agreement be considered SpaceCom Indebtedness.

                  "UCC" means the Uniform Commercial Code.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the


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holders of the Secured Obligations, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                  (a) Pledged Shares. Except for the Subsidiaries excluded by Borrower in accordance with Section 8.9 of the Credit Agreement, (i) one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) sixty-five percent (65%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each first-tier Foreign Subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (A) all shares, securities, membership interests or
                  other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (B) without affecting the obligations of the Pledgors
                  under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Capital Stock (in the applicable percentage specified in Section 2(a) above) of the successor entity formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. Except for the Subsidiaries excluded by Borrower in writing in accordance with Section 8.9 of the Credit Agreement, (i) one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary and (ii) sixty-five percent (65%) (or, if less, the full amount owned by such Pledgor) of the Voting Equity and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a first-tier Foreign Subsidiary, including, without limitation, the certificates (or other agreements or instruments), if any, representing such Capital Stock.

                  (c) Accessions and Proceeds. All Accessions and all Proceeds of any and all of the foregoing.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent as collateral security for the Secured Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to


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the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

         3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations.

         4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                  (a) Each Pledgor shall deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 4(a) attached hereto.

                  (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments;
         (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then (subject to the percentage limitations set forth in Section 2(a) hereof) such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Schedule 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (c) Financing Statements. Each Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the holders of the Secured Obligations (other than any such obligations that, by their terms, survive termination of the Credit Documents), that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and, with respect to any Pledged Shares consisting of stock of a corporation, nonassessable.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral


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
         free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to the Pledged Shares of such Pledgor.

                  (c) Exercising of Rights. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property (except as may be required under state, federal or foreign communications laws).

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Collateral Agent or the holders of the Secured Obligations of their rights and remedies hereunder (except as may be required under state, federal or foreign communications laws).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent for the benefit of the holders of the Secured Obligations, in the Pledged Collateral. The taking of possession by the Collateral Agent of the certificates, if any, representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) Partnership and Membership Interests. Except as disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

                  (g) No Other Interests. As of the date hereof, except for the Capital Stock of Non-Guarantor Subsidiaries and the Capital Stock of the Foreign Subsidiaries (other than the 65% or less pledged pursuant hereto), no Pledgor owns any Capital Stock other than as set forth on
         Schedule 2(a) attached hereto.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations (other than any such obligations that, by their terms, survive termination of the Credit Documents) remains outstanding and until all of the commitments relating thereto have been terminated, such Pledgor shall:

                  (a) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest


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         created hereby in the Pledged Collateral of such Pledgor (including, without limitation, any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (d) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

         7. Advances by Holders of the Secured Obligations. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its reasonable discretion, perform the same (provided that the Collateral Agent shall promptly give the Borrower notice of such performance after the fact) and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the holders of the Secured Obligations may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis (subject to Section 26 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the holders of the Secured Obligations on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The holders of the Secured Obligations may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which would constitute an Event of Default under the Credit Agreement shall be an event of default hereunder (an "Event of Default").

         9. Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent and the holders of the Secured Obligations shall have, in respect of the Pledged Collateral, in addition to the rights and remedies provided herein, in the


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         Credit Documents, in any other documents relating to the Secured
         Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Pledged Collateral.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuance thereof, without limiting the generality of this Section 9 and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any holder of the Secured Obligations may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of the Credit Agreement at least ten days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuance thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

                  (d) Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the


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         Collateral Agent shall not be deemed to have accepted or retained any
         Pledged Collateral in satisfaction of any Secured Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the holders of the Secured Obligations are legally entitled, the Pledgors (subject to Section 26 hereof) shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and reasonable fees of attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10. Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                           (i) to demand, collect, settle, compromise and
                  adjust, and give discharges and releases concerning the Pledged Collateral, all as the Collateral Agent may reasonably deem appropriate;

                           (ii) to commence and prosecute any actions at any
                  court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Collateral Agent may reasonably deem appropriate;

                           (iv) to pay or discharge taxes, liens, security
                  interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

                           (v) to direct any parties liable for any payment in
                  connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                           (vi) to receive payment of and receipt for any and
                  all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

                           (vii) to sign and endorse any drafts, assignments,
                  proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

                           (viii) to execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably deem appropriate in order to perfect and maintain the security


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                  interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (ix) to exchange any of the Pledged Collateral or
                  other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably deem appropriate;

                           (x) to vote for a shareholder or member resolution,
                  or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Collateral Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to
                  Section 9 hereof; and

                           (xi) to do and perform all such other acts and things
                  as the Collateral Agent may reasonably deem appropriate or convenient in connection with the Pledged Collateral.

                  This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations (other than any such obligations that by their terms, survive termination of the Credit Documents) shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

                  (b) Performance by the Collateral Agent of Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 26 hereof.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral, and the Collateral Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

                  (d) Voting Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not in violation of the terms of this Pledge Agreement or the Credit Agreement; and

                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (e) Dividend Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default:

                                    (A) all rights of a Pledgor to receive the
                           dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Collateral Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                                    (B) all dividends, distributions and
                           interest payments which are received by a Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (f) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral to the extent permitted under, and on the terms and conditions set forth in, the Credit Agreement, and such release or substitution shall not alter, vary or diminish in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien (subject to Permitted Liens) on all Pledged Collateral not expressly released or substituted.

         11. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

         12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Collateral Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of the Collateral Agent and the holders of the Secured Obligations (a) as required under the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any of the Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

         14. Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than any such obligations that, by their terms, survive termination of the Credit Documents) remains outstanding and until all of the commitments relating thereto have been terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the holders of the Secured Obligations shall, upon the request and at the expense of the Pledgors, (i) return all certificates and instruments representing the Pledged Collateral and all instruments of transfer or assignment delivered to the Collateral Agent pursuant to this Pledge Agreement, and (ii) forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Collateral Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         15. Amendments and Waivers. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in the Credit Agreement.

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent and the holders of the Secured Obligations hereunder, to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each holder of the Secured Obligations, and their respective successors and assigns, and any party acting as attorney for the Collateral Agent or the holders of the Secured Obligations, from any liability for any act or omission or for any error of judgment or mistake of fact or law relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such holder, or their respective officers, employees or agents.

         17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in the Credit Agreement.

         18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20. Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the state or federal courts located in New York, New York, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to the terms of the Credit Agreement, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                  (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. Entirety. This Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

         24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

         25. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the holders of the Secured Obligations under this Pledge Agreement, under any of the other Credit Documents or under any other document relating to the Secured Obligations.

         26. Joint and Several Obligations of Pledgors.

                  (a) Subject to clause (c) of this Section 26, each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Subject to clause (c) of this Section 26, each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Credit Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

         27. Regulatory Approvals.

                  (a) Any provision contained herein to the contrary notwithstanding, except for the security interests expressly granted herein or therein or upon the exercise by the Collateral Agent or the Administrative Agent of rights and remedies in accordance herewith or therewith and pursuant to clause (b), below, upon the occurrence and continuation of an Event of Default, this Agreement, the Loan Documents and the transactions contemplated hereby and thereby (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of any Loan Parties by the holders of the Secured Obligations, or control, affirmative or negative, direct or indirect, by the holders of the Secured Obligations over the management or any other aspect of the operation of any Loan Party, which ownership and control remain exclusively and at all times in such Loan Party or Loral, as the case may be, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any license, permit, certificate or authorization at any time issued to any Loan Party by the Federal Communications Commission (the "FCC"), any other federal, state or local regulatory or governmental bodies applicable to or having jurisdiction over the Pledgor or any Governmental Authority, or the transfer of control of any such Loan Party within the meaning of the Federal Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, any other federal or state laws, rules and regulations of other operating municipality regulatory or governmental bodies applicable to or having jurisdiction over the Pledgor as well as pursuant to the terms of any franchise, license or similar operating right held by the Pledgor.

                  (b) Any provision contained herein to the contrary notwithstanding, no action, including any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent, shall be taken hereunder by the Collateral Agent with respect to any items of the Pledged Collateral unless and until all applicable requirements (if any) of the FCC under the Federal Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, as well as any other federal or state laws, rules and regulations of other operating municipality regulatory or governmental bodies applicable to or having jurisdiction over the Pledgor, have been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC, any operating municipality and any other Governmental Authority under the terms of any franchise, license or similar operating right held by the Pledgor. It is the intention of the parties hereto that the Liens in favor of the Collateral Agent on the Pledged Collateral shall in all relevant aspects be subject to and governed by said statutes, rules and regulations as well as the terms of any franchise, license or similar operating right held by the Pledgor and that nothing in this Agreement shall be construed to diminish the control exercised by the Pledgor except in accordance with the provisions of such statutory requirements and rules and regulations as well as the terms of any franchise, license or similar operating right held by the Pledgor and the obtaining in advance of any necessary consents, approvals or authorizations pursuant thereto. The Pledgor agrees that upon request by the Collateral Agent from time to time after the occurrence and during the continuance of an Event of Default it will use its reasonable best efforts to obtain any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 27.

         28. Limitation. Notwithstanding anything herein to the contrary, (i) the obligations of the Pledgors hereunder in respect of the Satellite Indebtedness shall be limited to the Pledged Collateral hereunder, and (ii) the obligations of Loral Space & Communications Corporation, a Delaware corporation, as pledgor hereunder, in respect of all Secured Obligations shall be limited to the Pledged Collateral hereunder.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                                            LORAL SPACECOM CORPORATION,
                                                     a Delaware corporation

                                                     By:      /s/  Richard Mastoloni
                                                        -----------------------------------------
                                                     Name:  Richard Mastoloni
                                                     Title:  Vice President

                                                     SPACE SYSTEMS/LORAL, INC.
                                                     a Delaware corporation

                                                     By:      /s/  Richard Mastoloni
                                                        -----------------------------------------
                                                     Name:  Richard Mastoloni
                                                     Title:  Vice President

                                                     LORAL GROUND SERVICES, L.L.C.,
                                                     a Delaware limited liability company

                                                     By:      /s/  Richard Mastoloni
                                                        -----------------------------------------
                                                     Name:  Richard Mastoloni
                                                     Title:  Vice President

                                                     LORAL SPACE & COMMUNICATIONS
                                                     CORPORATION, a Delaware corporation

                                                     By:      /s/  Richard Mastoloni
                                                        -----------------------------------------
                                                     Name:  Richard Mastoloni
                                                     Title:  Vice President

                                                     LORAL COMMUNICATIONS SERVICES, INC.,
                                                     a Delaware corporation

                                                     By:      /s/  Richard Mastoloni
                                                        -----------------------------------------
                                                     Name:  Richard Mastoloni
                                                     Title:  Vice President



                                                      LORAL SPACECOM CORPORATION
                                                                PLEDGE AGREEMENT

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Collateral Agent

By:      /s/  Steve A. Aronowitz
   -----------------------------------------
Name:    Steve A. Aronowitz
Title:   Managing Director



                                                      LORAL SPACECOM CORPORATION
                                                                PLEDGE AGREEMENT